Managed Portfolio Series
(the “Trust”)

Ecofin Global Water ESG Fund
Tortoise North American Pipeline Fund
(the “Funds”)

Supplement dated May 26, 2023, to the
Summary Prospectuses and Prospectus
each dated March 31, 2023, as amended

Effective June 1, 2023, Vident Investment Advisory, LLC (“Vident”) will no longer serve as a sub-adviser to the Funds.
Pursuant to an Exemptive Order issued by the U.S. Securities and Exchange Commission, Tortoise Index Solutions, LLC (“TIS” or the “Adviser”) may enter into new sub-advisory agreements, or amendments to sub-advisory agreements, on behalf of the Funds without shareholder approval, upon the approval of the Trust’s Board of Trustees (the “Board”).
On May 24, 2023, the Board approved a sub-advisory agreement between TIS, the Trust and Exchange Traded Concepts, LLC (“ETC”), pursuant to which ETC will serve as sub-adviser to each Fund, effective June 1, 2023. Accordingly, effective June 1, 2023, all references in the Summary Prospectuses and Prospectus to Vident are replaced with ETC.
In addition, effective June 1, 2023:
•The section titled, “Portfolio Managers” in each Fund’s Summary Prospectus and on page 9 of the Prospectus is deleted and replaced with the following:
Portfolio Managers
The Fund is managed by the sub-adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.
Andrew Serowik, has served as a portfolio manager for the Fund since June of 2023.
Gabriel Tan, CFA, CFP® has served as a portfolio manager for the Fund since June of 2023.
Todd Alberico has served as a portfolio manager for the Fund since June of 2023.
Brian Cooper has served as a portfolio manager for the Fund since June of 2023.
Exchange Traded Concepts, LLC began sub-advising the Fund in June of 2023.

•The section titled, “Investment Sub-Adviser” on page 37 of the Prospectus is deleted and replaced with the following:
Investment Sub-Adviser
The Adviser has retained Exchange Traded Concepts, LLC (“ETC”) to serve as sub-adviser for the Funds. ETC is responsible for the day-to-day management of the Funds. ETC has provided investment advisory services to individual and institutional accounts since 2009. ETC is an Oklahoma limited liability company and is located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. ETC is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Indexes, subject to the supervision of the Adviser and the Board. For its services, the ETC is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund and subject to a minimum annual fee as follows:

Fund	Minimum Fee	Rate
Ecofin Global Water ESG Fund	$20,000*
3.5 bps (0.035%) on the first $250 million of the Fund’s net assets; and
2.5 bps (0.025%) on the next $250 million of the Fund’s net assets; and
2 bps (0.02%) on Fund net assets in excess of $500 million.

Tortoise North American Pipeline Fund	$20,000*
3.5 bps (0.035%) on the first $250 million of the Fund’s net assets; and
2.5 bps (0.025%) on the next $250 million of the Fund’s net assets; and
2 bps (0.02%) on Fund net assets in excess of $500 million.

*    The Minimum Fee for each Fund shall be $20,000, however, once the total of the fees payable to the Sub-Adviser with respect to the Funds in any calendar year equals or exceeds the aggregate of the Minimum Fee payable by the Funds (i.e., $40,000) (or the pro rata portion of the aggregate Minimum Fee payable for partial calendar years), neither Fund shall be required to make further payments of the Minimum Fee for that calendar year.
•The section titled, “Portfolio Managers” beginning on page 37 of the Prospectus is deleted and replaced with the following:
Portfolio Managers
The Fund is managed by the sub-adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are described below.

Mr. Serowik is a Portfolio Manager of ETC. Mr. Serowik began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman Sachs after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various leadership roles, including managing the global Quant ETF Strats team and managing One Delta ETF Strats. Mr. Serowik graduated from the University of Michigan in 1999 with a Bachelor of Business Administration degree in Finance.
Mr. Tan is a Portfolio Manager of ETC. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. Mr. Tan graduated from the University of North Carolina – Chapel Hill in 2013 with a B.S. in Business Administration, a B.A. in Economics, and a Minor in Chinese. He is a CFA charterholder.
Mr. Alberico is a Portfolio Manager of ETC. Prior to joining ETC, Mr. Alberico worked at Virtu Financial (formerly KCG) for six years. Mr. Alberico graduated from St. John’s University in 2004 with a Bachelor of Science.
Mr. Cooper is a Portfolio Manager of ETC. Prior to joining ETC, Mr. Cooper worked at Falcon Management Corporation for 14 years. Mr. Cooper graduated from Pennsylvania State University in 2002 with a B.S. in Finance and a Minor in Business Law.
ETC began sub-advising each Fund in June of 2023.
Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds are available in the SAI.

Please retain this supplement for future reference.
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